Exhibit 10.1

n-___: , . , , 1. CONTRACT ID NO. PAGE OF PAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 2 ~2. AMENDMENT/MODIFICATION NO. pT EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. fif applicable) Twenty-Seven (27) j            See Block 16C. [ 6. ISSUED BY CODE 7. ADMINISTERED BY (ifotherthan Item 6) CODE National institutes of Health National Heart, Lung, and Blood Institute BDR Contracts Branch, OA, DERA, NHLBl 6701 Rockledge Drive (RKL2), MSC7902 ANN: 268987144 Bethesda, MD 20892-7902 OMB No. 0990-0115 I Program Name: NHLBl Repository 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county. State and ZIP Code) (/) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 13) SeraCare Life Sciences, Inc. DBA SeraCare BioServices 217 Perry Parkway I I ica. modification of contract^ Gaithersburg, MD 20877 order no. S N01-HB-87144 10B. DATED (SEE ITEM 13) code facility code June 15,1998 11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS j [ Theabcvenumberedsclidtationisainendedasselforlriin Item 14. The hour and date specified for receipt of oners \ is extended, j ] is not extended. Offerors must acknowledge receipt of this amendment prior io the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 3 and 15, and returning copies of trie amendment; (b) By acknowledging receipt of Shis amendment on each copy of the offer submitted; or (c) By separata latter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telenram or letter, provided each telegram or letter makes reference to lha soiicilatlon and this amendment, and is received prior to the opening hour and dalB specified. 12. ACCOUNTING AND APPROPRIATION DATA (ifroquired) FY 2010 Funds Obligated$649,757 EIN1-330056054-A1 DOC. No. N1HB87144A O.C. 25.55 DUNS No. ###-##-#### NHLBl CAN 0-8470217 $649,757 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, ___^ IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. Z[ [A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specifyauthority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM { ’ 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH iN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b). * C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602 and Mutual Agreement of the Parties D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor Q is not, IXl is required to sign this document and return 1 copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To increase the total amount of the contract and provide incremental funding to cover contract performance through April 30, 2011 CONTRACT AMOUNT: Estimated Cost Fixed Fee Total Est Cost Plus Fixed Fee Previously Allotted $17,935,183 $1,063,863 $18,999,046 Allotted by this Modification 610,101 39,656 649,757 Amount Remaining to be Obligated 0 0 0 Total Contract Amount $18,545,284 $1,103,519 $19,648,803 (Changed) EXPIRATION DATE: April 30, 2011 (Unchanged) CONTRACT TYPE: Cost Reimbursement (Completion) Except as provided herein, all Hems and conditions of the document referenced in Item 9A oMOA. as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNERiType or print) f /}£?/*, 16A- NAME AND TITLE OF CONTRACTING OFFICER (Type orprinfj t>\J<*ewi YMf-h- PstlxcLUit; cu^) L^[u] Rick Phillips &£m Cjt^t Ay~£. ffCA-l-^t <_&, /»<* Contracting Officer 1SB. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B, UNITED STATES OF AMERICA 16C. DATE SIGNED (Signature of person authorized to sign.) I Cfi*& (Signature of Contracting Officer) j NSN 7540-01-152-8070 30-105 STANDARD FORM 30 (REV. 10-83) PREVIOUS EDITION UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT CONTINUATION PAGE Contract No. N01-HB-87144 Modification No. 27	Page 2 of 2 Pages
1.	ARTICLE B.2. ESTIMATED COST AND FIXED FEE, is revised to read as follows:
a.	The estimated cost of this contract is increased by $610,101 from $17,935,183 to $18,545,284.

b.	The fixed fee for this contract is increased by $39,656 from $1,063,863 to $1,103,519. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the witholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The Government’s obligation, represented by the sum of the estimated cost plus fixed fee is increased by $649,757 from $18,999,046 to $19,648,803.

d.	Total funds currently available for payment and allotted to this contract are increased by $649,757 from $18,999,046 to $19,648,803 of which $18,545,284 represents the estimated costs, and of which $1,103,519 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through April 30, 2011.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

g.	Future increments to be allotted to this contract are estimated as follows: *NONE*
2.	SECTION J. LIST OF ATTACHMENTS — Attachment 3., Financial Report of Individual Project/Contract, NIH 2706, Page 1 is deleted in its entirety and the attached Page 1 is substituted thereof.

National Institutes of Health Financial Report of Individual Project/Contract Complete this form in accordance with accompanying instructions	Project Task:	Contract No:	Date of Report:	0990-0134 0990-0131
	Maintenance of NHLBI Biological Specimen Repository	N01-HB-87144
	Reporting Period:	Contractor Name and Address:
SeraCare Life Sciences, Inc. DBA SeraCare BioServices 217 Perry Parkway Gaithersburg, Maryland 20877

			Cumulative					Funded
			Incurred				Estimated	Contract	Variance
	Percentage of		Cost at End	Incurred	Cumulative	Estimated	Cost at	Amount	(Over or
	Effort/Hours		of Prior	Cost-Current	Cost to Date	Cost to	Completion	Through April	Under)
Expenditure Category	Funded	Actual	Period	Period	(D + E)	Complete	(F + G)	30, 2011	(l - H)
A	B	C	D	E	F	G	H	I	J
Principal Investigator
Laboratory Staff
Data Entry
Total Direct Labor								$4,860,401
Materials & Supplies								$1,469,109
Other Direct Costs								$728,619
Travel								$13,059
Freezers/Freezer Equipment								$1,411,921
Information Management Systems Subcontract								$818,592
Subcontract-2								$1,000
Subcontract-Office Movers								$64,000
Contract Generated Revenue								($14,000)
Subtotal								$9,352,701
Overhead @								$7,562,394
G&A@								$1,630,189
Total Costs Excluding Fixed Fee								18,545,284
Fixed Fee								$1,103,519
Total Cost Plus Fixed Fee								$19,648,803